ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2017
Trade and other current receivables [abstract]
ACCOUNTS RECEIVABLE
14. ACCOUNTS RECEIVABLE

As at December 31	2017	2016
Trade receivables	$4,246	$874
Sales tax and other statutory receivables	10,379	5,765
Other receivables	1,043	842
	$15,668	$7,481

The fair value of receivables approximates their carrying value. None of the amounts included in receivables at December 31, 2017 are past due.

Trade receivables represent the value of gold doré sold as at year end for which the funds are not yet received; gold sales are generally settled within 1-2 weeks after delivery to a refinery, as such there are no doubtful accounts. In determining the recoverability of other receivables, the Company considers any change in the credit quality of the counterparty, with the concentration of the credit risk limited due to the nature of the counterparties involved.